SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: February 12, 2003

(Date of earliest event reported)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-83930-03	56-1643598
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. Employer Identification No.)

301 South College Street Charlotte, North Carolina (Address of principal executive offices)		28288-0166 (Zip Code)

Registrant’s telephone number, including area code: (704) 374-6161

Item 5.	Other Events

     On February 12, 2003, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C3 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling Agreement”) attached hereto as Exhibit 4.1, and dated as of February 11, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-three classes (each, a “Class”) of Certificates, six of which Classes are designated as the “Class A-1 Certificates”, the “Class A-2 Certificates”, the “Class B Certificates”, the “Class C Certificates”, the “Class D Certificates” and the “Class E Certificates” (collectively, the “Offered Certificates”); and seventeen of which Classes are designated as the “Class F Certificates”, the “Class G Certificates”, the “Class H Certificates”, the “Class J Certificates”, the “Class K Certificates”, the “Class L Certificates”, the “Class M Certificates”, the “Class N Certificates”, the “Class O Certificates”, the “Class P Certificates”, the “Class IO-I Certificates”, the “Class IO-II Certificates”, the “Class Z-1 Certificates”, the “Class Z-II Certificates”, the “Class Z-III Certificates”, the “Class R-I Certificates” and the “Class R-II Certificates” (collectively, the “Private Certificates”). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of 130 commercial mortgage loans (the “Mortgage Loans”) having an aggregate principal balance as of the Cut-Off Date of approximately $937,264,149. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the “Wachovia Loans”) were acquired by the Registrant from Wachovia Bank, National Association (“Wachovia”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 11, 2003, between the Registrant and Wachovia, certain of the Mortgage Loans (the “Nomura Loans”) were acquired by the Registrant from Nomura Credit & Capital, Inc. (“Nomura”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 11, 2003, between the Registrant and Nomura, and certain of the Mortgage Loans (the “Artesia Loans”) were acquired by the Registrant from Artesia Mortgage Capital Corporation (“Artesia”, and collectively with Wachovia and Nomura, the “Sellers”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 11, 2003, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans, the Nomura Loans and the Artesia Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Securities, Inc. (“Wachovia Securities”), Nomura Securities International, Inc. (“Nomura Securities”) and Banc of America Securities LLC (“Banc of America”) pursuant to an Underwriting Agreement, dated January 28, 2003, among the Registrant, Wachovia Securities, Nomura Securities and Banc of America (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated January 28, 2003, among the Registrant, Wachovia Securities and Nomura Securities (pertaining to the Class IO-I, Class IO-II, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On November 12, 2002, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 28, 2003, and the Prospectus Supplement, dated January 28, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.	Description

(1.1)	Underwriting Agreement, dated January 28, 2003, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Securities, Inc., Nomura Securities International, Inc. and Banc of America Securities LLC.

(4.1)	Pooling and Servicing Agreement, dated as of February 11, 2003, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

(99.1)	Mortgage Loan Purchase Agreement, dated February 11, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2)	Mortgage Loan Purchase Agreement, dated February 11, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.3)	Mortgage Loan Purchase Agreement, dated February 11, 2003, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ WILLIAM J. COHANE

Name: William J. Cohane
Title: Vice President

Date: February 24, 2003